SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): August 30, 2002



                              THE AES CORPORATION
            (Exact name of Registrant as specified in its charter)



         Delaware                 333-15487                 54-1163725
(State of Incorporation)    (Commission File No.)      (IRS Employer ID No.)



                      1001 North 19th Street, Suite 2000
                           Arlington, Virginia 22209
         (Address of principal executive offices, including zip code)



                                (703) 522-1315
             (Registrant's telephone number, including area code)



                                NOT APPLICABLE
         (Former Name or Former Address, if changed since last report)


Item 5.   Other Events.

         On August 30, 2002, the U.S. Department of Justice issued a Request for Additional Information (Second Request) under the Hart-Scott-Rodino Antitrust Improvements Act pertaining to the pending sale of CILCORP Inc., a wholly-owned subsidiary of The AES Corporation ("AES"), to Ameren Corporation. A copy of AES' press release relating to the foregoing is attached hereto as
Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  99.1 Press release of The AES Corporation issued August 30, 2002.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             The AES Corporation

                                             By:  /s/ William R. Luraschi
                                                 -----------------------------
                                                      William R. Luraschi
                                                      Senior Vice President
                                                      and General Counsel

Date: September 3, 2002




                                 Exhibit Index

99.1       Press Release of The AES Corporation issued August 30, 2002.